                                                                   EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-93900, Registration Statement File No. 333-2592, Registration Statement File No. 333-2594 and Registration Statement File No. 333-098111.

                                          Arthur Andersen LLP

Omaha, Nebraska,
December 19, 1996